Great-West MFS International Value Fund
Institutional Class Ticker: MXJVX
Initial Class Ticker: MXIVX
Class L Ticker: MXMIX
(the “Fund”)

Summary Prospectus
May 1, 2015

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at www.greatwestfunds.com/prospectus.html. You can also get this information at no cost by calling 1-866-831-7129 or by sending an email request to email@greatwestfunds.com. The current Prospectus and Statement of Additional Information, both dated May 1, 2015, are incorporated by reference as a matter of law into this Summary Prospectus, which means they are legally part of this Summary Prospectus.

Fund shares are available only through investments in certain variable annuity contracts and variable life insurance policies (“variable contracts”), individual retirement accounts (“IRAs”), qualified retirement plans (“retirement plans”) and college savings programs (collectively, “Permitted Accounts”). This Summary Prospectus is not intended for use by other investors. This Summary Prospectus should be read together with the prospectus or disclosure document for the Permitted Account.

Investment Objective
The Fund seeks long-term capital growth.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Initial Class	Class L
Management Fees	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses	0.10%	0.45%	2.25%
Administrative Services Fees	0.00%	0.35%	0.35%
Other Expenses[1]	0.10%	0.10%	1.90%
Total Annual Fund Operating Expenses[2]	0.75%	1.10%	3.15%
Expense Reimbursement	0.00%	0.00%	1.70%
Total Annual Fund Operating Expenses After Reimbursement	0.75%	1.10%	1.45%
1 Other Expenses are estimated for Institutional Class shares because the class has not yet commenced operations.
2 Great-West Capital Management, LLC ("GWCM") has contractually agreed to pay expenses that exceed 0.85% of the Fund’s average daily net assets, excluding Distribution and Service (12b-1) Fees and Administrative Services Fees. These expense reimbursements shall continue in effect indefinitely and will be discontinued only upon termination or amendment of the investment advisory agreement with GWCM.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that the expense reimbursement is in place for all periods, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$77	$240	$417	$930
Initial Class	$112	$350	$606	$1,340
Class L	$148	$459	$793	$1,738

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Under normal circumstances, the Fund will invest primarily in companies located outside the U.S., including those in emerging markets. The Sub-Adviser may invest a large percentage of the Fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region. The Sub-Adviser may invest the Fund’s assets in companies of any size.

The Fund generally focuses on investing its assets in the stocks of companies that the Sub-Adviser believes are undervalued compared to their intrinsic value (value companies). The Sub-Adviser focuses on companies it believes have intrinsic value greater than the perceived value by the market place, e.g., companies with cash flow in excess of their capital expenditures, conservative balance sheets, sustainable competitive advantages, high returns on capital, or the ability to weather economic downturns. These companies may have stock prices that are higher relative to their earnings, dividends, assets, or other financial measures than companies generally considered value companies. The Sub-Adviser uses a bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

While the Sub-Adviser may use derivatives for any investment purpose, to the extent the Sub-Adviser uses derivatives, the Sub-Adviser expects to use derivatives primarily to increase or decrease currency exposure. Derivatives include futures, forward contracts, options, structured securities, and swaps.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Depositary Receipts Risk - Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which the Fund invests will have a significant impact on the performance of the Fund.

Investment Style Risk - Returns from foreign stocks and/or value stocks may trail returns from the overall stock market.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Small and Medium Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them.

Value Stock Risk - The value investing approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of two broad-based securities market indices. No Institutional Class share performance data is provided because Institutional Class shares have not commenced operations.    Institutional Class share performance will appear in a future version of this Prospectus after Institutional Class shares have annual returns for one complete calendar year. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

On September 1, 2009, the Fund replaced the prior sub-adviser with the current Sub-Adviser. Consequently, the Fund’s total returns shown below for the periods prior to September 1, 2009 are not necessarily indicative of the performance of the Fund, as it is currently managed.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2009	26.36%
Worst Quarter	December 2008	-30.24%

Average Annual Total Returns for the Periods Ended December 31, 2014

	One Year	Five Years	Ten Years / Since Inception
Initial Class	0.99%	10.17%	5.23%
Class L	0.61%	--	6.90%*
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	-4.90%	5.33%	4.43%
MSCI EAFE Value Index (reflects no deduction for fees, expenses or taxes)	-5.39%	4.42%	3.89%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	-4.90%	--	3.72%*
MSCI EAFE Value Index (reflects no deduction for fees, expenses or taxes)	-5.39%	--	3.90%*
*Since inception on April 30, 2013

Investment Adviser
Great-West Capital Management, LLC (GWCM)

Sub-Adviser
Massachusetts Financial Services Company (the “Sub-Adviser”)

Portfolio Managers

Name	Title	Length of Service as Portfolio Manager of Fund
Benjamin Stone	Investment Officer	2009
Pablo de la Mata	Investment Officer	2014

Purchase and Sale of Fund Shares
Permitted Accounts may place orders any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund qualifies as a regulated investment company and distributes its income as required by the Code, the Fund will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Fund and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.